UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2008
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50425 (Commission File Number)	77-0436313 (I.R.S. Employer Identification No.)
6900 Dumbarton Circle
Fremont, California 94555
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 284-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 6, 2008, Genitope Corporation (“Genitope” or the “Company”) received a staff deficiency letter from The Nasdaq Stock Market (“Nasdaq”) indicating that, as a result of the resignation of Stanford C. Finney from the Audit Committee of Genitope’s Board of Directors, Genitope no longer complied with Nasdaq’s audit committee requirements as set forth in Marketplace Rule 4350. Genitope advised Nasdaq of Mr. Finney’s resignation from the committee on March 4, 2008. The rule requires that each listed issuer have an audit committee composed of at least three independent directors. In accordance with Nasdaq Marketplace Rule 4350(d)(4), Nasdaq has provided the Company with a cure period in order to regain compliance. The cure period will continue (1) until the earlier of the Company’s next annual shareholders’ meeting or February 26, 2009, or (2) if the next annual shareholders’ meeting is held before August 25, 2008, then the Company must evidence compliance no later than August 25, 2008. In the event the Company does not regain compliance by this date, Nasdaq will provide written notification to the Company that its securities will be delisted, after which, Genitope may appeal the staff determination to the Nasdaq Listing Qualifications Panel.
There can be no assurance that Genitope will satisfy Nasdaq’s conditions for continued listing, that Genitope will appeal or request a hearing for a stay of delisting or that, if requested, they would be successful or that Genitope’s common stock will remain listed on The Nasdaq Global Market. A copy of the Company’s press release announcing receipt of the staff determination letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 12, 2008, Genitope received correspondence from Stanford C. Finney, a director of the Company, tendering, for personal reasons, his resignation from Genitope’s Board of Directors, effective immediately.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit 99.1	Press Release entitled “Genitope Corporation Announces Receipt of Nasdaq Notice,” dated March 13, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation
Dated: March 13, 2008	By:	/s/ Laura Randall Woodhead
Laura Randall Woodhead
Vice President, Legal Affairs

INDEX TO EXHIBITS

Exhibit
Number	Description
Exhibit 99.1	Press Release entitled “Genitope Corporation Announces Receipt of Nasdaq Notice,” dated March 13, 2008.